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SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

  Date of Report  (Date of earliest event reported)       August 14, 2002

PROTECTIVE LIFE CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-12332	95-2492236
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

2801 Highway 280 South
Birmingham, Alabama 35223

(Address of principal executive offices and zip code)

(205) 879 9230

Registrant's telephone number, including area code

N/A
(Former name or former address, if changed since last report.)

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Item 9. Regulation FD Disclosure.

        The information in this Current Report on Form 8-K, including the attached exhibits, is being furnished pursuant to Regulation FD. Such information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that Section. Furthermore, such information in this report and in such exhibits shall not be deemed to be incorporated by reference into the Registrant’s filings under the Securities Act of 1933, as amended.

        On August 14, 2002, the Registrant submitted to the Securities and Exchange Commission the sworn statements of the Registrant’s Chief Executive Officer and Chief Financial Officer in accordance with the Commission’s Order No. 4-460 pursuant to Section 21 (a) (1) of Exchange Act. Copies of the sworn statements are furnished as Exhibits 99(a) and 99(b) to this Current Report.

        Also on August 14, 2002, the Registrant’s Chief Executive Officer and Chief Financial Officer each furnished to the Securities and Exchange Commission certifications pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Copies of the certifications are furnished as Exhibits 99(c) and 99(d) to this Current Report.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PROTECTIVE LIFE CORPORATION
BY/s/Jerry W. DeFoor
Jerry W. DeFoor
Vice President and Controller,
and Chief Accounting Officer
(Duly Authorized Officer)

Dated:   August 14, 2002

Exhibit Index

      Exhibit Number                      Description                                  Page Number
      --------------                      -----------                                  -----------

         99(a)             Statement Under Oath of Principal Executive
                           Officer Regarding Facts and Circumstances
                           Relating to Exchange Act Filings.

         99(b)             Statement Under Oath of Principal Financial
                           Officer Regarding Facts and Circumstances
                           Relating to Exchange Act Filings.

         99(c)             Certification of the Chief Executive Officer
                           pursuant to 18 U.S.C. Section 1350 as adopted
                           pursuant to Section 906 of the Sarbanes-Oxley
                           Act of 2002.

         99(d)             Certification of the Chief Financial Officer pursuant
                           to 18 U.S.C. Section 1350 as adopted pursuant to
                           Section 906 of the Sarbanes-Oxley Act of 2002.